UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 27, 2004
                                                         ----------------

                                  I-TRAX, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                   0-30275               23-3057155
   ------------------------     -------------------   ------------------------
 (State or other jurisdiction       (Commission           (IRS Employer
       of  incorporation)           File Number)         Identification No.)

             One Logan Square
      130 N. 18th St., Suite 2615
        Philadelphia, Pennsylvania                             19103
----------------------------------------                  -----------------
 (Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (215) 557-7488


                                       N/A
              -----------------------------------------------------
          (Former name or former address, if changed since last report)

Item 1.01         Entry into a Material Definitive Agreement.

     I-trax, Inc., certain of its direct and indirect subsidiaries, and Bank of America, N.A., are parties to a senior secured credit facility pursuant to a Credit Agreement dated as of March 19, 2004. On October 27, 2004, I-trax, certain of its direct and indirect subsidiaries, and Bank of America entered into a Fourth Amendment to the Credit Agreement. Under the Fourth Amendment:

     o The Funded Indebtedness to EBITDA Ratio and Fixed Charge Coverage Ratio are increased.

     o The Consolidated Net Worth covenant is amended to move the first measurement date for the covenant from October 31, 2004 to December 31, 2005, and to restate the covenant as a maintenance of minimum stockholders' equity at 90% of the level as of December 31, 2005.

     o The credit facility's aggregate commitment is $14,000,000, with a sub-limit of $3,000,000 for letters of credit, and outstanding letters of credit are excluded from the credit facility borrowing base through January 1, 2006.

     o Amounts outstanding under the term loan commitment of the credit facility are converted into the revolving credit commitment, and the term loan commitment is eliminated.

     o    The credit facility expires April 1, 2007.

     In connection with the Fourth Amendment, I-trax will issue to Bank of America a warrant to purchase 100,000 shares of I-trax common stock at an exercise price of $.01 per share. The warrant will expire on December 31, 2014.

     The Fourth Amendment and the form of Common Stock Warrant Certificate are attached to this Current Report as Exhibits 10.1 and 4.1, respectively, and are incorporated in this Current Report by reference.

Item 9.01      Financial Statements and Exhibits.

(c)            Exhibits

4.1            Form of Common Stock Warrant Certificate of I-trax, Inc.

10.1 Fourth Amendment to Credit Agreement, dated October 27, 2004, by and among I-trax, Inc., certain subsidiaries of I-trax, Inc. and Bank of America, N.A.

99.1           Press release, issued October 27, 2004.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              I-TRAX, INC.




Date:  October 29, 2004                       By:   /s/ Frank A. Martin
                                                  ------------------------------
                                              Name:   Frank A. Martin
                                              Title:  Chief Executive Officer